UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 26, 2023

Sisecam Resources LP
(Exact name of registrant as specified in its charter)

Delaware	001-36062	46-2613366
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Five Concourse Parkway
Suite 2500
Atlanta, Georgia 30328
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:(770) 375-2300
(Former Name or Former Address, if Changed Since Last Report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Units Representing Limited Partnership Interests	SIRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the closing on May 26, 2023 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 1, 2023, by and among Sisecam Resources LP, a Delaware limited partnership (the “Partnership”), the Partnership’s general partner, Sisecam Resource Partners LLC, a Delaware limited liability company (the “Partnership GP”, and together with the Partnership, the “Partnership Parties”), Sisecam Chemicals Wyoming LLC, a Delaware limited liability company (“SCW”), a wholly owned subsidiary of Sisecam Chemicals Resources LLC, a Delaware limited liability company (“SCR”) and Sisecam Chemicals Newco LLC, a Delaware limited liability company and a wholly owned subsidiary of SCW (“Merger Sub”, and together with SCW, the “Parent Parties”).  Pursuant to the terms and conditions set forth in the Merger Agreement, on the Closing Date, Merger Sub merged with and into the Partnership (the “Merger”), with the Partnership surviving and continuing to exist as a Delaware limited partnership.

Item 1.01	Entry into a Material Definitive Agreement.

On the Closing Date, SCR entered into a $110 million term loan facility (the “Term Loan Facility”) with (i) each of SCR’s subsidiaries (including the Partnership and each of the Partnership’s subsidiaries, other than Sisecam Wyoming LLC (“SWY”) and SWY’s subsidiaries), as guarantor (the “Guarantors”), (ii) Alter Domus (US) LLC, as administrative agent, (iii) Deutsche Bank AG New York Branch and Societe Generale, as joint lead arrangers and joint book runners, and (iv) several other banks, financial institutions, institutional investors and other entities party thereto.  Capital terms used in this Item 1.01 but not defined herein shall have their respective meanings ascribed to them in the definitive agreements governing the Term Loan Facility. The Term Loan Facility is secured by a first priority perfected security interest in (i) all of the assets of SCR, including (without limitation) all of the equity interests in SCW and control agreements with respect to a debt service reserve account and other deposit accounts and (ii) all assets of the Guarantors (excluding direct or indirect equity interests in SWY), including (without limitation) control agreements with respect to deposit accounts of the Guarantors, in each case whether now owned or hereafter acquired throughout the duration of the Term Loan Facility.

The Term Loan Facility provides two interest rate options, Base Rate Loan and SOFR Loan, each convertible into the other at SCR’s election.

The interest of the Base Rate Loan is the highest of (a) the Prime Lending Rate, (b) 1/2 of 1% per annum in excess of the overnight Federal Funds Rate, (c) Adjusted Term SOFR for a one-month tenor in effect on such day plus 1.00% and (d) 2.00% per annum.

The SOFR Loan bears interest at a rate based on Adjusted Term SOFR. Adjusted Term SOFR is the rate per annum equal to (a) Term SOFR plus (b) the Term SOFR Adjustment.

Term SOFR Adjustment means 0.10% for an interest period of one-month’s duration, 0.15% for an interest period of three-month’s duration, or 0.25% for an interest period of six-month’s duration, plus (iii) the following adjustments for the tenure of the Term Loan Facility:

Period	Term SOFR Loans	Base Rate Loans
From the Closing Date to (and including) May 26, 2024	4.00%	3.00%
From May 26, 2024 to (and including) May 26, 2025	4.25%	3.25%
From May 26, 2025 to (and including) May 26, 2026	4.50%	3.50%
From May 26, 2026 and thereafter	4.75%	3.75%

The Term Loan Facility matures on October 15, 2026.

The Term Loan Facility contains certain customary representations and warranties, covenants and events of default.  SCR may prepay the Term Loan Facility at any time, on customary notice, without premium or penalty.   In addition, commencing with the fiscal quarter ending September 30, 2023, SCR is required to make prepayments, on a quarterly basis, in an amount equal to the excess cash flow for such period subject to minimum amortization requirements.

In addition to any mandatory repayments under the Term Loan Facility, on each date set forth below (or the preceding business day, if such date is not a business day), SCR shall be required to repay that principal amount, as is set forth opposite each such date below:

Scheduled Term Loan Repayment Date	Amortization

December 31, 2023	$30,000,000.00
December 31, 2024	$30,000,000.00
December 31, 2025	$30,000,000.00
October 25, 2026	$20,000,000.00

Net proceeds from the Term Loan Facility were used, among other things, to finance the Merger, including the payment of the Merger Consideration (as defined below).

Item 2.01	Completion of Acquisition or Disposition of Assets.

On the Closing Date, the Merger was completed pursuant to the terms of the Merger Agreement.

At the effective time of the Merger (the “Effective Time”), the Partnership became a direct, wholly owned subsidiary of the Partnership GP and SCW.  Pursuant to the terms and conditions of the Merger Agreement, at the Effective Time, each issued and outstanding common unit of the Partnership (the “Common Units”), other than those held by SCW and its permitted transferees (the “Parent Units”), was converted into the right to receive $25.00 per Common Unit in cash without any interest thereon (the “Merger Consideration”).  Each issued and outstanding Parent Unit, each issued and outstanding Incentive Distribution Right (as defined in the Partnership’s First Amended and Restated Agreement of Limited Partnership, dated as of September 18, 2013, as amended, the “Partnership Agreement”) in the Partnership, and the Partnership GP’s general partner interest in the Partnership was not cancelled, was not converted into (and did not entitle the holder thereof to receive) Merger Consideration, and remained outstanding following the Merger.

The Merger Agreement is filed as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 1, 2023, which agreement is incorporated herein by reference.  The foregoing summary of the Merger Agreement has been included to provide investors and securityholders with information regarding the terms of the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement.  It is not intended to provide any other factual information about Parent, the Partnership or their respective subsidiaries and affiliates.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.01.

In connection with the closing of the Merger, the Partnership (i) notified the New York Stock Exchange (the “NYSE”) that the Certificate of Merger relating to the Merger had been filed with the Secretary of State of the State of Delaware and had become effective as of the Effective Time and (ii) requested that the NYSE file a Notification of Removal from Listing and/or Registration on Form 25 with the SEC to delist and deregister the Common Units under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The trading of Common Units was suspended before the opening of trading on the Closing Date.  Additionally, the Partnership intends to file a certification on Form 15 under the Exchange Act with the SEC requesting the suspension of the Partnership’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 2.01, Item 3.01 and Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

At the Effective Time, holders of Common Units (other than the Parent Units) ceased to have any rights as unitholders of the Partnership, other than the right to receive Merger Consideration in accordance with the Merger Agreement.

Item 7.01	Regulation FD Disclosure.

SCR and the Partnership issued a joint press release on the Closing Date announcing, among other things, the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information provided in this Item 7.01 (including the press release furnished as Exhibit 99.1) shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, nor shall it be incorporated by reference in any filing made by the Partnership pursuant to the Securities Act of 1933, as amended, except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated February 1, 2023, by and among Sisecam Chemicals Wyoming LLC, Sisecam Chemicals Newco LLC, Sisecam Resources LP and Sisecam Resource Partners LLC (filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K on February 1, 2023 and incorporated herein by reference).*

99.1	Press Release of Sisecam Chemicals Resources LLC and Sisecam Resources LP dated May 26, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*       Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2023

SISECAM RESOURCES LP

	By:	Sisecam Resource Partners LLC, its General Partner

	By:	/s/ Marla E. Nicholson
Marla E. Nicholson Vice President, General Counsel and Secretary of Sisecam Resource Partners LLC, the registrant’s General Partner